INTEREST EXPENSES, NET	12 Months Ended
Dec. 31, 2023
INTEREST EXPENSES, NET
INTEREST EXPENSES, NET

4.    INTEREST EXPENSES, NET

Components of interest expenses, net are detailed as follows (RMB in thousands):

	For the years ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Interest expenses	878,908	1,150,128	1,242,793
Less: Interest capitalization	(40,588)	(70,719)	(71,657)
Less: Interest income	(214,291)	(588,706)	(553,531)
Total	624,029	490,703	617,605